UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 26, 2006


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                               Digital River, Inc.
               (Exact name of registrant as specified in charter)

          Delaware                  000-24643               41-1901640
 (State or other jurisdiction      (Commission            (IRS Employer
      of incorporation)            File Number)         Identification No.)

      9625 West 76th Street, Eden Prairie, MN             55344
     (Address of principal executive offices)           (Zip Code)

                                 (952) 253-1234
               Registrant's telephone number, including area code

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events.

On October 26, 2006, Digital River, Inc. (the "Company") issued a press release announcing that it entered into a three-year Master Services Agreement with Microsoft Corporation. Under this agreement, the Company will build, host and manage e-commerce stores to support the digital delivery of various Microsoft software products, including Microsoft(R) Money and Microsoft(R) Office 2007. The global arrangement incorporates digital fulfillment across multiple geographies, including Asia, Europe, Latin America and North America. The text of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

    99.1     Text of press release, dated October 26, 2006.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           Digital River, Inc.

Date: October 26, 2006                     By:  /s/ Thomas M. Donnelly
                                                --------------------------------

                                                Thomas M. Donnelly
                                                Chief Financial Officer


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                                  EXHIBIT INDEX

  Exhibit
    No.            Description
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   99.1            Press release dated October 26, 2006.